Exhibit 10.2
AMENDMENT TO EMPLOYMENT AGREEMENT
     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”), made as of this 1st day of December, 2005, by and between Cronos Containers Inc., a California corporation (“Employer”), and John M. Foy (“Employee”),
W I T N E S S E T H:
     WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of April 1, 1999, as amended on December 1, 1999, December 1, 2000, December 1, 2001, October 15, 2002, November 5, 2002, November 4, 2003, and July 8, 2005 (hereinafter, the “Employment Agreement”); and
     WHEREAS, pursuant to paragraph “First” of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of Employer, on an exclusive and full-time basis, as the President of Employer, through November 30, 2006, subject to earlier termination pursuant to the provisions of the Employment Agreement; and
     WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, Employer and Employee agree as follows:
     1. Extension of Term of Employment Agreement. Employer agrees to employ Employee, and Employee agrees to serve in the employ of Employer, on an exclusive and full-time basis, as the Senior Vice President of Employer, subject to the supervision and direction of the President of Employer or, if that office is vacant, to the supervision and direction of Employer’s Board of Directors, through November 30, 2007, unless such period is sooner terminated pursuant to the provisions of paragraphs “FIFTH,” “SIXTH,” or “SIXTEENTH” of the Employment Agreement.
     2. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

[Signature page follows.]

     IN WITNESS WHEREOF, Employer and Employee have signed this Amendment, effective as of the day and year first above written.

“EMPLOYER”

CRONOS CONTAINERS INC.

By	/s/ Peter J. Younger

Its	President

“EMPLOYEE”

/s/ John M. Foy

JOHN M. FOY

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